THE ARGENTINE CONTEXT	12 Months Ended
Dec. 31, 2023
Economic Context [Abstract]
THE ARGENTINE CONTEXT	THE ARGENTINE CONTEXT
On December 10, 2023, new authorities of the Argentine national government took office and began the process of issuing a series of emergency measures in order to face the critical economic situation. The main objectives of the measures include, among others, make more flexible rules for economic development, reduction of different public expenses with the aim of reducing the fiscal deficit, and reduction of subsidies. In the context of the change of government, there was a significant devaluation of the Argentine peso, reflected in the official exchange rate, which raised from approximately 360 pesos per dollar to 800.

Regarding the level of public Argentine debt, there are significant commitments for the coming years, as well as the need to obtain refinancing during the year 2024, both in local and foreign currency. Additionally, other critical macroeconomic indicators are presented such as the fiscal deficit, the reserves of the Argentine Central Bank, as well as the inflation indicators published by the local statistics bureau (INDEC), with retail inflation of more than 210% during the year 2023.

The comprehensive program that the government intends to implement includes reforms in the economy, justice, foreign affairs, infrastructure and others. Some of the measures necessary to carry out the plan will be implemented through one or more executive orders and other measures will require specific laws that must be dealt with by the National Congress, all of which will be part of the legislative agenda and the executive orders to be issued by Argentine President in the coming months.